Fair Value Measurements	6 Months Ended
Jun. 30, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurements
3.	Fair Value Measurements

The fair value framework under the FASB’s guidance requires the categorization of assets and liabilities into three levels based upon the assumptions used to measure the assets or liabilities. Level 1 provides the most reliable measure of fair value, whereas Level 3, if applicable, would generally require significant management judgment. The three levels for categorizing assets and liabilities under the fair value measurement requirements are as follows:

●	Level 1: Fair value measurement of the asset or liability using observable inputs such as quoted prices in active markets for identical assets or liabilities;

●	Level 2: Fair value measurement of the asset or liability using inputs other than quoted prices that are observable for the applicable asset or liability, either directly or indirectly, such as quoted prices for similar (as opposed to identical) assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active; and

●	Level 3: Fair value measurement of the asset or liability using unobservable inputs that reflect the Company’s own assumptions regarding the applicable asset or liability.

The Company reviews the appropriateness of fair value measurements including validation processes, and the reconciliation of period-over-period fluctuations based on changes in key market inputs. All fair value measurements are subject to the Company’s analysis. Review and approval by management is required as part of the validation process.

The following tables show the Company’s cash and investments by significant investment category as of June 30, 2018:

	Adjusted Cost	Change in Fair Value	Fair Value	Cash and Cash Equivalents

Cash	$1,073,436	$-	$1,073,436	$1,073,436
Certificates of deposit	250,015	-	250,015	250,015

Level 1:
Money market funds	701,243	-	701,243	701,243
U.S. Treasury securities	5,714,143	-	5,714,143	5,714,143
		-
Subtotal	6,415,386	-	6,415,386	6,415,386

Total	$7,738,837	$-	$7,738,837	$7,738,837

Fair Value Methods

The accounting guidance for financial instruments requires disclosures of the estimated fair value of certain financial instruments and the methods and significant assumptions used to estimate their fair value.

Cash equivalents consist primarily of money market instruments and U.S. Treasury bills, and represent highly liquid investments with maturities of three months or less at purchase. The carrying value of cash equivalents is assumed to approximate fair value due to its short duration and generally negligible credit risk. We validate this assumption using quoted market prices where available.